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                                                                    EXHIBIT 99.3


                         NON-COMPETITION AND CONTINUITY
                        OF BUSINESS-DEALINGS UNDERTAKING

         UNDERTAKING dated March 31, 2000, by ALLIANCE STAFFING ASSOCIATES, INC., a Delaware corporation, in favor of OCEANIC EXPLORATION COMPANY, a Delaware corporation (the "Company").

                              W I T N E S S E T H:

         WHEREAS, the Company has entered into an Agreement of Purchase and Sale of Assets, dated March 31, 2000 (the "Agreement"), with Alliance Services Associates, Inc., a Delaware corporation, having its principal office at 10085 Carroll Canyon Road, San Diego, California 92131 ("Seller"), Alliance Staffing Associates, Inc., a Delaware corporation ("Staffing") and the shareholders of Staffing, pursuant to which the Company is to Purchase from Seller, and Seller is to sell to the Company, all of the business, assets, properties, goodwill and rights of Seller (the "Seller's Assets"); and

         WHEREAS, the undersigned is one of the parties referred to in the Agreement as being required to execute and deliver this Undertaking.

         NOW, THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt of which by the undersigned is hereby acknowledged, and in order to induce the Company to purchase the Seller's Assets pursuant to the terms of the Agreement, the undersigned hereby undertakes and agrees as follows:

1. The undersigned will not, for a period of three (3) years from the date of the closing of the transactions contemplated by the Agreement (hereinafter called the "Closing"), or, if the undersigned shall be or become an employee of the Company, for a period of three (3) years after the termination of undersigned's employment, whichever is later (the "Limited Period"), directly or indirectly, anywhere where the business of Seller is presently being conducted or may from time to time be conducted by the Company during the Limited Period, own, manage, operate or control, or participate in the ownership, management, operation or control of, or be connected with or have any interest in, as a stockholder, director, officer, employee, agent, consultant, partner or otherwise, which is competitive with the employee placement business conducted by Seller; provided, however, that nothing contained herein shall prohibit the undersigned from owning less than 5% of any class of securities listed on a national securities exchange or traded publicly in the over-the-counter market. If any of the provisions of this paragraph is held to be unenforceable because of the scope, duration or area of its applicability, the court making such determination shall have the power to modify such scope, duration of area or all of them, and such provision shall then be applicable in such modified form.

2. The undersigned will use his or its best efforts to preserve the business of Seller, to keep available to the Company the services of Seller's present officers, employees and agents and to preserve for the Company Seller's present business relations with its suppliers, distributors, customers and others, and the undersigned shall not, either before or after the




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         Closing, commit any act, or in any way assist others to commit any act, which will injure the Company or the business heretofore conducted by Seller, and, without limiting the generality of the foregoing, the undersigned will not divulge any confidential information or make available to any others any documents, files or other papers concerning the business or financial affairs of Seller.

3. Since the Company will be irreparably damaged if the provisions hereof are not specifically enforced, the Company shall be entitled to an injunction restraining any violation of this Undertaking by the undersigned (without any bond or other security being required), or any other appropriate decree of specific performance. Such remedies shall not be exclusive and shall be in addition to any other remedy which the Company may have.

         This Undertaking shall inure to the benefit of the Company and its successors and assigns, shall be binding upon the undersigned and his or its successors and assigns and may not be modified or terminated orally.


                                              ALLIANCE STAFFING ASSOCIATES, INC.


                                              By: /s/ Audrey B. Voyles
                                                 -------------------------------
                                                  Audrey B. Voyles
                                                  President/CEO



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